Dreyfus Premier
International
Growth Fund


ANNUAL REPORT
October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                      International Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier International Growth Fund covers the period from November 1, 2000 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Butler.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy and a return to more normal valuations had taken their toll on stocks that had previously risen too high, too fast. After the attacks, the investment environment became even more volatile. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that the investment environment will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Paul Butler, Portfolio Manager

How did Dreyfus Premier International Growth Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2001, the fund produced a total return of -39.33% for Class A shares, -39.90% for Class B shares, -39.56% for Class C shares, -39.10% for Class R shares, and -39.62% for Class T shares.(1) This compares with a -25.35% total return produced by the fund's benchmark, the Morgan Stanley Capital International World ex U.S. Index, for the same period.(2)

We attribute the fund and market's weak performance to slower economic growth and lower corporate earnings worldwide. The fund's returns lagged those of the Index, primarily because of a continued shift in investor preference away from the growth-oriented stocks in which the fund invested for most of the reporting period.

What is the fund's investment approach?

The fund seeks out companies throughout the world that meet three broad investment criteria. First, the stock should fit a broad investment theme we have identified, poised to benefit from long-term trends affecting change in the world economy. Second, the firms in which we invest must show financial and commercial strength. Third, shares in the firms in which we invest must be reasonably priced, to give us the opportunity to take advantage of any future price gains.

What other factors influenced the fund's performance?

The continued slowdown in the world economy had a strong, negative effect on fund performance. Overall market sentiment continued to be extremely pessimistic, especially among growth stocks. Concerns in overseas markets centered on fears that the United States economy was entering a long and deep recession and that earnings growth, the engine driving growth stocks, might grind to a halt.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

In addition to overall market weakness, the fund made some investment decisions that hurt performance. Through much of the reporting period, the fund concentrated on traditional growth areas, such as telecommunications and technology.  Within  these  areas,  the  fund  invested  in  companies  that the
portfolio   manager  believed  would  do  well  even  in  a  weak  environment.
Unfortunately, they did not perform as expected.

Investments made after the management change in September had a small effect on performance. A shift to more defensive market areas, such as food and pharmaceutical companies, helped performance during the sharp declines that occurred after the September 11 terrorist attacks. After many central banks moved aggressively to cut interest rates and stimulate an economic recovery, we made a second shift. In October, we reduced our holdings of defensive stocks and increased investment in stocks with stronger growth potential. When growth stocks rallied in October, this shift contributed to a modest improvement in performance.

What is the fund's current strategy?

We believe that, given the stimuli economic policymakers and central bankers around the globe have given the world economy, it is appropriate to look beyond the current period of recession and slow growth. We have attempted to position the fund to take advantage of an economic recovery that we believe might arrive more quickly than some have anticipated.

Accordingly, we have made adjustments to the fund. We have continued to sell defensive investments in such industries as foods, health care and utilities, and we have purchased stocks in industry groups that we believe are likely to outperform the market if, as we anticipate, recovery takes hold. We have increased our investments in the interest-sensitive financial services industry, as well as in technology, telecommu-

nications and media/advertising firms. Of the individual stocks purchased, all meet our investment criteria of being commercially and financially strong as well as priced at reasonable levels relative to their prospects for future growth.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

                                                                        The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier International Growth Fund Class A shares and the Morgan Stanley Capital International World ex U.S. Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER INTERNATIONAL GROWTH FUND ON 1/31/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S. INDEX (THE "INDEX"). ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C, CLASS R, AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES AND INCLUDES NET DIVIDENDS REINVESTED AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/01


                                                       Inception                                               From
                                                          Date              1 Year            5 Years         Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                       1/31/92           (42.82)%             (3.44)%           2.69%
WITHOUT SALES CHARGE                                    1/31/92           (39.33)%             (2.29)%           3.31%

CLASS B SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+))                  1/15/93           (41.58)%             (3.28)%           2.06%((+)(+))
WITHOUT REDEMPTION                                      1/15/93           (39.90)%             (3.09)%           2.06%((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+)(+)(+))             9/5/95           (39.98)%             (3.06)%         (1.01)%
WITHOUT REDEMPTION                                       9/5/95           (39.56)%             (3.06)%         (1.01)%

CLASS R SHARES                                           9/5/95           (39.10)%             (2.10)%         (0.03)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                      3/1/00           (42.34)%                --         1(39.16)%
WITHOUT SALES CHARGE                                     3/1/00           (39.62)%                --          (37.46)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))       THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES
            IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))    ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE
            END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
            1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2001


COMMON STOCKS--102.0%                                                                           Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--2.3%

Village Roadshow                                                                               399,000                   264,973

Westpac Banking                                                                                 93,500                   696,190

                                                                                                                         961,163

AUSTRIA--1.2%

Erste Bank der oesterreichischen Sparkassen                                                     11,200                   493,975

BRAZIL--2.9%

Petroleo Brasileiro, ADR                                                                        26,500                   508,800

Tele Celular Sul Participacoes, ADR                                                             17,000                   180,880

Tele Nordeste Celular Participacoes, ADR                                                         9,900                   196,020

Tele Norte Leste Participacoes, ADR                                                             33,000                   335,280

                                                                                                                       1,220,980

CHINA--1.0%

Huaneng Power International                                                                    680,000                   418,466

CZECH REPUBLIC--.6%

Ceska Sporitelna                                                                                 29,000  (a)             226,848

DENMARK--.7%

ISS                                                                                               5,790  (a)             273,037

FINLAND--2.0%

Nokia                                                                                           40,200                  840,555

FRANCE--10.2%

Aventis                                                                                          8,800                  647,532

BNP Paribas                                                                                      6,100                  507,332

Havas Advertising                                                                               40,000                  297,033

Sanofi-Synthelabo                                                                               12,500                  824,154

Societe Generale                                                                                 9,400                  470,005

TotalFinaElf                                                                                     7,610                1,068,563

Vivendi Environnement                                                                           11,375                  437,292

                                                                                                                      4,251,911

GERMANY--5.9%

AMB Generali Holding                                                                             5,500                  599,017

Allianz                                                                                          1,880                  441,492

Deutsche Bank                                                                                    4,900                  271,245

Muenchener Rueckversicherungs-Gesellschaft                                                       3,020                  796,462

Volkswagen                                                                                       8,800                  335,053

                                                                                                                      2,443,269


COMMON STOCKS (CONTINUED)                                                                       Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HUNGARY--.8%

Orszagos Takarekpenztar es Kereskedelmi Bank                                                     6,200                  326,080

ITALY--6.3%

Alleanza Assicurazioni                                                                          44,600                  458,289

Assicurazioni Generali                                                                          19,200                  525,370

Parmalat Finanziaria                                                                           288,000                  758,244

Telecom Italia                                                                                 106,000                  879,304

                                                                                                                      2,621,207

JAPAN--13.7%

ACOM                                                                                             6,700                  559,702

Hitachi                                                                                         56,000                  382,214

KANEKA                                                                                          50,000                  346,984

Kao                                                                                             18,000                  426,680

Mitsubishi                                                                                      45,000                  345,022

Mitsubishi Estate Company                                                                       31,000                  303,310

Mitsubishi Heavy Industries                                                                     83,000                  279,516

NEC                                                                                             49,000                  444,581

NIPPON TELEGRAPH AND TELEPHONE                                                                      63                  259,539

Nomura Holdings                                                                                 20,000                  263,201

OLYMPUS OPTICAL                                                                                 33,000                  490,657

SECOM                                                                                            7,000                  364,476

Sekisui House                                                                                   38,000                  306,261

TERUMO                                                                                          27,900                  461,807

Takeda Chemical Industries                                                                       9,000                  436,243

                                                                                                                      5,670,193

NETHERLANDS--8.0%

Akzo Nobel                                                                                      18,700                  766,692

Fortis                                                                                          15,400                  364,559

Koninklijke Ahold                                                                               10,900                  306,695

Royal Dutch Petroleum                                                                           10,500                  533,984

STMicroelectronics                                                                              20,175                  570,209

VNU                                                                                             10,000                  291,632

Vedior                                                                                          54,800                  503,120

                                                                                                                      3,336,891

                                                                                                                   The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                       Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SINGAPORE--2.4%

Chartered Semiconductor                                                                         170,000  (a)             326,367

Oversea-Chinese Banking                                                                         113,000                  650,815

                                                                                                                         977,182

SOUTH KOREA--4.6%

Kookmin Bank                                                                                     64,800                  946,080

Korea Telecom, ADR                                                                               21,625                  450,665

Samsung Electronics                                                                               3,860                  518,753

                                                                                                                       1,915,498

SPAIN--4.6%

Altadis                                                                                          49,600                  814,771

Aurea Concesiones de Infraestructuras del Estado                                                 28,000                  553,201

Telefonica                                                                                       45,700  (a)             548,735

                                                                                                                       1,916,707

SWITZERLAND--4.5%

Credit Suisse Group                                                                               8,800  (a)             321,577

Nestle                                                                                            3,875                  804,080

Roche Holding                                                                                     5,980                  414,541

UBS                                                                                               7,500  (a)             348,672

                                                                                                                       1,888,870

THAILAND--1.4%

Siam Cement Public Company                                                                       25,600  (a)             277,066

Thai Farmers Bank Public Company                                                                802,900  (a)             300,728

                                                                                                                         577,794

UNITED KINGDOM--27.9%

Amdocs, ADR                                                                                      15,625  (a)             407,969

BP                                                                                              127,400                1,029,140

Barclays                                                                                         24,300                  732,131

Brambles                                                                                         64,600  (a)             324,622

British American Tobacco                                                                        102,800                  897,752

British Sky Broadcasting Group                                                                   62,275  (a)             697,938

British Telecommunications                                                                       85,000                  430,537

Dixons Group                                                                                    244,000                  749,350

GlaxoSmithKline                                                                                  51,500                1,386,728

HBOS                                                                                             28,900                  325,996

HSBC Holdings                                                                                    59,000                  647,065

Prudential                                                                                       55,500                  581,618

Reckitt Benckiser                                                                                19,550                  273,168


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Reuters Group                                                                                    34,900                  330,688

Rio Tinto                                                                                        19,900                  323,243

Royal Bank of Scotland Group                                                                     36,100                  864,341

3i Group                                                                                         27,500                  296,995

Vodafone Group                                                                                  566,375                1,310,731

                                                                                                                      11,610,012

UNITED STATES--1.0%

Pharmacia                                                                                        10,700                  427,526

TOTAL COMMON STOCKS

   (cost $43,964,525)                                                                                                 42,398,164
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.0%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Henkel

   (cost $413,099)                                                                                7,000                  412,696
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $44,377,624)                                                             103.0%               42,810,860

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (3.0%)              (1,249,652)

NET ASSETS                                                                                       100.0%               41,561,208

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                            Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities
  --See Statement of Investments                        44,377,624  42,810,860

Receivable for investment securities sold                              924,431

Dividends receivable                                                   121,855

Net unrealized appreciation on forward
  currency exchange contracts--Note 4(a)                                18,039

Prepaid expenses                                                        28,794

                                                                    43,903,979
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           49,834

Cash overdraft due to Custodian                                        432,348

Payable for shares of Common Stock redeemed                          1,474,909

Payable for investment securities purchased                            320,727

Accrued expenses                                                        64,953

                                                                     2,342,771
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      41,561,208
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     68,677,553

Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                    (25,562,636)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions--Note 4(b)       (1,553,709)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       41,561,208

NET ASSET VALUE PER SHARE


                                        Class A              Class B              Class C              Class R           Class T
---------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       36,546,381            3,519,562              754,286              733,711             7,268

Shares Outstanding                    4,928,385              506,860              113,025               98,453               992
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                           7.42                 6.94                 6.67                 7.45              7.33

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $88,801 foreign taxes withheld at source)       611,344

Interest                                                                92,158

TOTAL INCOME                                                           703,502

EXPENSES:

Investment advisory fee--Note 3(a)                                     464,159

Shareholder servicing costs--Note 3(c)                                 238,731

Custodian fees                                                          99,818

Professional fees                                                       58,101

Distribution fees--Note 3(b)                                            52,005

Registration fees                                                       44,421

Directors' fees and expenses--Note 3(d)                                 13,649

Prospectus and shareholders' reports                                    12,090

Miscellaneous                                                           11,131

TOTAL EXPENSES                                                         994,105

INVESTMENT (LOSS)                                                     (290,603)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and
  foreign currency transactions                                    (25,176,945)

Net realized gain (loss) on forward currency exchange contracts        (23,541)

NET REALIZED GAIN (LOSS)                                           (25,200,486)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                 (3,255,123)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (28,455,609)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (28,746,212)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                              ----------------------------------
                                                     2001               2000(a)
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (290,603)            (340,325)

Net realized gain (loss) on investments       (25,200,486)          23,472,304

Net unrealized appreciation (depreciation)
   on investments                              (3,255,123)         (10,750,459)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (28,746,212)          12,381,520
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                (19,721,954)          (2,226,325)

Class B shares                                 (2,384,728)            (869,983)

Class C shares                                   (420,648)             (39,906)

Class R shares                                   (411,029)              (3,736)

Class T shares                                     (4,444)                   --

TOTAL DIVIDENDS                               (22,942,803)          (3,139,950)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                148,923,642          378,973,230

Class B shares                                 16,822,953           16,634,823

Class C shares                                 12,337,171           48,923,680

Class R shares                                     11,336            1,818,995

Class T shares                                         --               18,000

Dividends reinvested:

Class A shares                                 19,139,631            2,149,731

Class B shares                                  2,000,602              825,027

Class C shares                                    306,501               36,703

Class R shares                                    364,468                3,736

Class T shares                                      4,444                 --

Cost of shares redeemed:

Class A shares                               (161,184,021)        (370,244,932)

Class B shares                                (20,320,855)         (36,461,729)

Class C shares                                (14,054,954)         (47,403,169)

Class R shares                                   (240,009)            (191,536)

Class T shares                                     (3,120)              (1,000)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                   4,107,789           (4,918,441)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (47,581,226)           4,323,129
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            89,142,434           84,819,305

END OF PERIOD                                  41,561,208           89,142,434


                                                     Year Ended October 31,
                                              ----------------------------------
                                                     2001                2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                    14,582,633           19,388,596

Shares issued for dividends reinvested          1,610,196              113,923

Shares redeemed                               (15,597,438)         (18,835,117)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     595,391              667,402
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                     1,888,929              888,591

Shares issued for dividends reinvested            178,355               45,157

Shares redeemed                                (2,167,801)          (1,920,712)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (100,517)            (986,964)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     1,103,602            2,698,297

Shares issued for dividends reinvested             28,602                2,067

Shares redeemed                                (1,205,572)          (2,577,677)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (73,368)              122,687
--------------------------------------------------------------------------------

CLASS R

Shares sold                                         1,036               90,734

Shares issued for dividends reinvested             30,636                  198

Shares redeemed                                   (20,481)              (9,433)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      11,191               81,499
--------------------------------------------------------------------------------

CLASS T

Shares sold                                            --                  982

Shares issued for dividends reinvested                377                   --

Shares redeemed                                      (313)                 (54)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          64                  928

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED OCTOBER 31, 2001, 75,620 CLASS B SHARES REPRESENTING $794,045 WERE AUTOMATICALLY CONVERTED TO 71,438 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2000, 1,102,222 CLASS B SHARES REPRESENTING $21,340,470 WERE AUTOMATICALLY CONVERTED TO 1,064,629 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                        Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2001           2000           1999           1998        1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            17.21          16.07          13.33          16.45       16.59

Investment Operations:

Investment income (loss)--net                                    (.04)(a)       (.03)(a)        .00(a,b)       .26         .00(b)

Net realized and unrealized gain (loss)
   on investments                                               (4.91)          1.79           2.76           (.86)       2.24

Total from Investment Operations                                (4.95)          1.76           2.76           (.60)       2.24

Distributions:

Dividends from investment income--net                              --            --            (.02)           --         (.17)

Dividends from net realized gain
   on investments                                               (4.84)          (.62)           --           (2.52)      (2.21)

Total Distributions                                             (4.84)          (.62)          (.02)         (2.52)      (2.38)

Net asset value, end of period                                   7.42          17.21          16.07          13.33       16.45
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                            (39.33)         10.70          20.74          (4.50)      15.00
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                            1.51           1.37           1.42           1.27        1.30

Ratio of interest expense to
   average net assets                                              --             --            --             .08          --

Ratio of net investment income (loss)
   to average net assets                                         (.37)          (.15)          (.01)           .55         .00(d)

Portfolio Turnover Rate                                        223.72         221.46         221.94         193.76      161.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          36,546         74,590         58,908         41,637      59,030

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                            Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            16.54          15.59          13.00          16.22         16.37

Investment Operations:

Investment (loss)                                                (.13)(a)       (.20)(a)       (.06)(a)       (.03)(a)      (.14)

Net realized and unrealized gain (loss)
   on investments                                               (4.63)          1.77           2.65           (.67)         2.24

Total from Investment Operations                                (4.76)          1.57           2.59           (.70)         2.10

Distributions:

Dividends from investment income--net                              --              --            --             --          (.04)

Dividends from net realized gain
   on investments                                               (4.84)          (.62)            --          (2.52)        (2.21)

Total Distributions                                             (4.84)          (.62)            --          (2.52)        (2.25)

Net asset value, end of period                                   6.94          16.54          15.59          13.00         16.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                            (39.90)          9.72          19.83          (5.22)        14.14
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                            2.42           2.18           2.18           2.04          2.05

Ratio of interest expense to
   average net assets                                              --            --             --             .08            --

Ratio of investment (loss)

   to average net assets                                        (1.30)         (1.13)          (.41)          (.20)         (.76)

Portfolio Turnover Rate                                        223.72         221.46         221.94         193.76        161.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                                    3,520         10,047         24,853         51,873        66,781

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                         The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   2001           2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            16.02          15.16         12.66          15.87       16.20

Investment Operations:

Investment (loss)                                                (.11)(a)       (.17)(a)      (.14)(a)       (.03)(a)    (.12)(a)

Net realized and unrealized gain (loss)
   on investments                                               (4.40)          1.65          2.64           (.66)       2.18

Total from Investment Operations                                (4.51)          1.48          2.50           (.69)       2.06

Distributions:

Dividends from investment income--net                              --             --           --             --         (.18)

Dividends from net realized gain
   on investments                                               (4.84)          (.62)          --            (2.52)     (2.21)

Total Distributions                                             (4.84)          (.62)          --            (2.52)     (2.39)

Net asset value, end of period                                   6.67          16.02         15.16           12.66      15.87
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                            (39.56)          9.45         19.75           (5.34)     14.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                            2.33           2.14          2.22            2.04         2.10

Ratio of interest expense to
   average net assets                                              --             --           --              .08          .01

Ratio of investment (loss)
   to average net assets                                        (1.17)          (.89)         (.97)           (.19)        (.73)

Portfolio Turnover Rate                                        223.72         221.46        221.94          193.76       161.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                                      754          2,987           966             397          291

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                       Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS R SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            17.22          16.05          13.32          16.43         16.59

Investment Operations:

Investment income (loss)--net                                    (.01)(a)       (.02)(a)        .02(a)         .33           .17

Net realized and unrealized gain (loss)
   on investments                                               (4.92)          1.81           2.77           (.92)         2.10

Total from Investment Operations                                (4.93)          1.79           2.79           (.59)         2.27

Distributions:

Dividends from investment income--net                              --            --            (.06)            --          (.22)

Dividends from net realized gain
   on investments                                               (4.84)          (.62)           --           (2.52)        (2.21)

Total Distributions                                             (4.84)          (.62)          (.06)         (2.52)        (2.43)

Net asset value, end of period                                   7.45          17.22          16.05          13.32         16.43
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (39.10)         10.84          21.04          (4.44)        15.21
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                            1.19           1.20           1.24           1.08          1.09

Ratio of interest expense to
   average net assets                                              --            --             --             .08           .01

Ratio of net investment income (loss)
   to average net assets                                         (.09)          (.13)           .15            .70           .21

Portfolio Turnover Rate                                        223.72         221.46         221.94         193.76        161.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             734          1,502             92             45            80

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        Year Ended October 31,
                                                         ---------------------
CLASS T SHARES                                             2001       2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     17.13        22.65

Investment Operations:

Investment (loss)                                         (.08)(b)     (.06)(b)

Net realized and unrealized gain (loss)
   on investments                                        (4.88)       (5.46)

Total from Investment Operations                         (4.96)       (5.52)

Distributions:

Dividends from net realized gain on investments          (4.84)        --

Net asset value, end of period                            7.33        17.13
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                    (39.62)       (24.37)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   1.93         1.16(d)

Ratio of investment (loss)
   to average net assets                                  (.81)        (.36)(d)

Portfolio Turnover Rate                                 223.72       221.46
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       7           16

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus   Premier   International   Growth  Fund  (the  "fund") is  a  separate
non-diversified series of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund's investment objective is to maximize capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. On September 3, 2001, Newton Capital Management Limited ("Newton") began to serve as the fund's sub-investment adviser. Newton is an affiliate of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $25,203,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2009.

During the period ended October 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $290,603, decreased accumulated net realized gain (loss) on investments by $340,149 and increased paid-in capital by $49,546. Net assets were not effected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

       Average Net Assets

       0 to $100 million . . . . . . . . . . . . . . . . .        .35 of 1%

       $100 million to $1 billion. . . . . . . . . . . . .        .30 of 1%

       $1 billion to $1.5 billion. . . . . . . . . . . . .        .26 of 1%

       $1.5 billion. . . . . . . . . . . . . . . . . . . .        .20 of 1%

The Distributor retained $6,957 during the period ended October 31, 2001 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2001, Class B, Class C and Class T shares were charged $42,875, $9,102 and $28, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2001, Class A, Class B, Class C and Class T shares were charged $134,836, $14,291, $3,034 and $28, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $64,329 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts during the period ended October 31, 2001, amounted to $136,264,885 and $152,519,902, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2001:


                                                     Foreign                                                     Unrealized
Forward Currency                                    Currency                                                     Appreciation
    Exchange Contracts                               Amounts            Cost ($)                 Value ($)      (Depreciation)($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

Australian Dollars,
    expiring 11/2/2001                                44,478             22,422                  22,377                   (45)

British Pounds,
    expiring 11/2/2001                                33,457             48,580                  48,697                   117

Euros,
    expiring 12/14/2001                            1,368,426          1,270,347               1,229,761               (40,586)

Euros,
    expiring 6/14/2002                             1,692,437          1,546,387               1,513,394               (32,993)

SALES:                                                                  PROCEEDS ($)

British Pounds,
    expiring 6/14/2002                               758,000          1,098,039               1,090,503                 7,536

Japanese Yen,
    expiring 12/14/2001                          148,529,000          1,270,347               1,217,270                53,077

Japanese Yen,
    expiring 6/14/2002                           209,260,000          1,763,738               1,732,805                30,933

TOTAL                                                                                                                  18,039


(b) At October 31, 2001, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $1,548,725, consisting of $1,306,279 gross unrealized appreciation and $2,855,004 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Premier International Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier International Growth Fund (one of the series comprising Dreyfus Premier International Funds, Inc.) as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier International Growth Fund at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                          E & Y LOGO


New York, New York
December 10, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2001:

  -- the total amount of taxes paid to foreign countries was $88,801

  -- the total amount of income sourced from foreign countries was $88,801

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2001 calendar year with Form 1099-DIVwhich will be mailed by January 31, 2002.

For Federal tax purposes, the fund hereby designates $1.6150 per share as a long-term capital gain distribution of the $4.8440 per share paid on December 8, 2000.

                                                                        The Fund


                  For More Information

                        Dreyfus Premier  International Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  092AR1001